CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Series Funds, Inc. – Legg Mason Partners Global High Yield Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

    1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Series Funds, Inc. –	Legg Mason Partners Series Funds, Inc. –
Legg Mason Partners Global High Yield Bond Fund	Legg Mason Partners Global High Yield Bond Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: March 9, 2007	Date: March 9, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Series Funds, Inc. – Legg Mason Partners Short/Intermediate U.S. Government Fund (the “Registrant”), each certify to the best of his knowledge that:

    1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Series Funds, Inc. –	Legg Mason Partners Series Funds, Inc. –
Legg Mason Partners Short/Intermediate U.S. Government Bond	Legg Mason Partners Short/Intermediate U.S. Government Bond

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: March 9, 2007	Date: March 9, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Series Funds, Inc. – Legg Mason Partners Strategic Bond Fund (the “Registrant”), each certify to the best of his knowledge that:

    1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Series Funds, Inc. –	Legg Mason Partners Series Funds, Inc. –
Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Strategic Bond Fund

/s/ R. Jay Gerken	/s/ Frances M. Guggino
R. Jay Gerken	Frances M. Guggino
Date: March 9, 2007	Date: March 9, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.